Exhibit 99.1

Hyperscale Data Announces Preliminary First Half 2026 Revenue Growth of Approximately 57% Year over Year; Reaffirms 2026 Revenue Guidance of $180 Million to $200 Million and Provides Preliminary 2027 Revenue Outlook Exceeding $300 Million

Management Expects to Provide Preliminary 2027 Adjusted EBITDA Guidance and Additional Financial and Operating Metrics During August 4 Conference Call

LAS VEGAS--(PR NEWSWIRE) – July 29, 2026 – Hyperscale Data, Inc. (NYSE American: GPUS), an artificial intelligence (“AI”) data center company anchored by Bitcoin (“Hyperscale Data” or the “Company”), today announced preliminary unaudited financial results for the six months ended June 30, 2026.

Based on preliminary results, the Company expects to report consolidated revenue for the first half of 2026 or approximately $80 million, an increase of approximately 57%, compared to approximately $51 million for the same period in 2025.

Reflecting the Company’s strong first-half performance and current operating outlook, Hyperscale Data continues to reaffirm its previously announced 2026 revenue guidance of $180 million to $200 million. The Company is also announcing preliminary 2027 revenue outlook of more than $300 million.

The Company’s preliminary 2027 revenue guidance reflects management’s current expectations based on existing operating assumptions, including anticipated growth across its Michigan AI data center campus, financial services platform and blockchain initiatives. Together, these strategic businesses are expected to increase the scale of the Company’s operations while supporting a larger base of recurring, higher-quality revenue. The outlook assumes continued execution of the Company’s strategic initiatives while recognizing that future results remain subject to customer deployments, financing activities, market conditions and the other factors.

The first half of 2026 represented an important operating milestone as the Company continued strengthening and expanding its operating platform. The majority of the year-over-year revenue growth was attributable to the reconsolidation of Gresham Worldwide, Inc.(“Gresham Worldwide”) and stronger contributions from the Company’s financial services business, Ault Lending, LLC. These results provide a stronger financial foundation as the Company continues executing its long-term growth strategy.

Preliminary 2027 Revenue Guidance Anticipated to Exceed $300 Million

Management believes this preliminary revenue outlook reflects the Company’s expanding operating platform and anticipated growth across its core strategic businesses. The Company intends to discuss the principal assumptions supporting this outlook during its August 4, 2026 conference call.

As previously announced, Hyperscale Data will host an investor conference call on Tuesday, August 4, 2026, during which management, including Milton “Todd” Ault III, Executive Chairman; William B. Horne, Chief Executive Officer; Kenneth S. Cragun, Chief Financial Officer; and Jay Looney, President of Alliance Cloud Services, LLC, the Company's indirect wholly owned subsidiary that operates the Company's data centers, will discuss the Company’s preliminary 2027 financial outlook, the principal assumptions supporting its revenue guidance, its long-term operating strategy and capital allocation priorities.

Management also expects to provide preliminary 2027 Adjusted EBITDA guidance, together with additional financial and operating metrics designed to provide investors with greater insight into the Company’s operating performance, capital allocation strategy and long-term financial objectives.

Milton “Todd” Ault III, Executive Chairman of Hyperscale Data, stated, “Our first-half results demonstrate the progress we have made strengthening Hyperscale Data’s operating platform. Revenue growth during the period was driven primarily by the reconsolidation of Gresham Worldwide and continued momentum within our financial services business, providing a solid foundation for our next phase of growth.

Looking ahead, we believe our Michigan AI data center campus, financial services platform and expanding blockchain initiatives position us to deliver meaningful revenue growth while creating opportunities to improve the quality of our earnings over time. We look forward to discussing our long-term financial outlook in greater detail during our August 4 conference call, including our preliminary 2027 Adjusted EBITDA guidance and additional operating metrics that we believe will provide investors with greater transparency into the Company’s expected financial performance and long-term value creation.”

William B. Horne, Chief Executive Officer of Hyperscale Data, added, “We believe Hyperscale Data is entering an exciting new phase of growth. Our existing operating businesses continue to perform well while our investments in AI infrastructure and blockchain technologies position the Company to capitalize on significant long-term opportunities. We look forward to providing investors with a deeper insight into our business model, operating performance and long-term strategy.”

Conference Call Information

Date: Tuesday, August 4, 2026

Time: 3:30 PM Pacific / 6:30 PM Eastern

Registration Link: https://us06web.zoom.us/webinar/register/WN_RIR6rnP8QKifuXnmceyRpw

The Company currently expects to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, on or about August 14, 2026.

For more information on Hyperscale Data and its subsidiaries, Hyperscale Data recommends that stockholders, investors and any other interested parties read Hyperscale Data’s public filings and press releases available under the Investor Relations section at hyperscaledata.com or available at www.sec.gov.

About Hyperscale Data, Inc.

Through its wholly owned subsidiary Sentinum, Inc., Hyperscale Data owns and operates a data center at which it mines digital assets and offers colocation and hosting services for the emerging AI ecosystems and other industries. Hyperscale Data’s other wholly owned subsidiary, Ault Capital Group, Inc. (“ACG”), is a hybrid private equity firm and operating company that acquires, finances, builds and actively manages businesses across financial services, digital assets, industrial services, hospitality, defense technologies and other sectors.

Hyperscale Data currently expects the divestiture of ACG (the “Divestiture”) to occur in the second quarter of 2027. Upon the occurrence of the Divestiture, the Company would be an owner and operator of data centers to support high-performance computing services, as well as a holder of the digital assets. Until the Divestiture occurs, the Company will continue to provide, through ACG and its wholly and majority-owned subsidiaries and strategic investments, mission-critical products that support a diverse range of industries, including an AI software platform, equipment rental services, defense/aerospace, industrial, automotive and hotel operations. In addition, ACG is actively engaged in private credit and structured finance through Ault Lending, LLC, a licensed lending subsidiary. Hyperscale Data’s headquarters are located at 11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141.

On December 23, 2024, the Company issued one million (1,000,000) shares of a newly designated Series F Exchangeable Preferred Stock (the “Series F Preferred Stock”) to all common stockholders and holders of the Series C Preferred Stock on an as-converted basis. The Divestiture will occur through the voluntary exchange of the Series F Preferred Stock for shares of Class A Common Stock and Class B Common Stock of ACG (collectively, the “ACG Shares”). The Company reminds its stockholders that only those holders of the Series F Preferred Stock who agree to surrender such shares, and do not properly withdraw such surrender, in the exchange offer through which the Divestiture will occur, will be entitled to receive the ACG Shares and consequently be shareholders of ACG upon the occurrence of the Divestiture.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at hyperscaledata.com.

Hyperscale Data Investor Contact:

IR@hyperscaledata.com or 1-888-753-2235